                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K



                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):      March 23, 1998
                                                   ----------------------



                            AMERICAN BANCSHARES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




          Florida                           0-27474                 65-0624640
----------------------------        ------------------------      --------------
(State or Other Jurisdiction        (Commission File Number)      (IRS Employer
        Incorporation)                                            Identification
                                                                     Number)




 4702 Cortez Road West, Bradenton, Florida                     34210-2801
 -----------------------------------------                     ----------
  (Address of Principal Executive Offices)                     (Zip Code)



Registrant's telephone number, including area code:          (941) 795-3050
                                                           -------------------

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ITEM 2.  ACQUISITION OF ASSETS

         Effective March 23, 1998, Murdock Florida Bank, a Florida state banking corporation ("Murdock"), merged (the "Merger") with an into American Bank, a Florida state banking corporation ("American Bank") and wholly-owned subsidiary of American Bancshares, Inc. ("ABI"). An aggregate of approximately 924,025 shares, $1.175 par value per share, of the common shares ("Common Shares") of ABI will be issued to Murdock's stockholders as a result of the Merger.

         Bank regulatory approval of the Merger was received by the Federal Deposit Insurance Corporation on March 6, 1998 and from the Florida Department of Banking and Finance on February 18, 1998. The Comptroller of the State of Florida issued the Certificate of Merger, effective March 23, 1998. The Merger Agreement (defined below), including both the Merger and the Plan (defined below), were approved by the shareholders of ABI and the stockholders of Murdock at their respective Special Meetings held on March 12, 1998 and by ABI, as the sole shareholder of American Bank, on the same date.

         The Merger was consummated pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of September 23, 1997, as amended as of October 8, 1997, by and among ABI, American Bank, and Murdock and the related Plan of Merger (the "Plan"). A copy of the Plan is filed as Exhibit 2.2 hereto, and is hereby incorporated herein by reference thereto. As provided in the Merger Agreement and the Plan, upon the effectiveness of the Merger on March 23, 1998, the separate existence of Murdock ceased and each outstanding share of Murdock, $10.00 par value per share, common stock was converted into the right to receive 2.4 shares of ABI Common Shares. Cash will be paid in lieu of fractional ABI Common Shares. In addition, outstanding options to purchase Murdock common stock have been converted into options to purchase ABI Common Shares based upon the 2.4 exchange ratio as provided in the Merger Agreement. At the effective time, there were outstanding options to purchase 14,000 shares of Murdock common stock which have been converted into options to purchase 33,600 ABI Common Shares. The options will be issued under the American Bancshares, Inc. and American Bank of Bradenton Incentive Stock Option Plan of 1996.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a), (b) The financial statements of Murdock and the pro forma financial statements of the Registrant after giving effect to the acquisition required by Item 7(a) and (b) of Form 8-K will be filed within 60 days as amendments to this report.

         (c)      Exhibits:

         EXHIBIT NO.          DESCRIPTION
         -----------          -----------
             2.1  -      The Merger Agreement is incorporated herein by reference
                         to Exhibits 2.1 and 2.2 to ABI's Registration Statement
                         on Form S-4 (Registration No. 333-45401) previously
                         filed with the Securities and Exchange Commission.

             2.2* - The Plan, dated March 12, 1998, attached as an exhibit to the Articles of Merger, filed with the Florida Department of Banking and Finance on March
                         23, 1998.

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*Exhibit filed herewith.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN BANCSHARES, INC.

April 6, 1998                    By: /s/ Gerald L. Anthony
                                       -------------------------------------
                                       Gerald L. Anthony
                                       President and Chief Executive Officer



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                                  EXHIBIT INDEX


    EXHIBIT NO.          DESCRIPTION
    -----------          -----------
         2.1  -   The Merger Agreement is incorporated herein by reference to
                  Exhibits 2.1 and 2.2 to ABI's Registration Statement on Form
                  S-4 (Registration No. 333-45401) previously filed with the
                  Securities and Exchange Commission.

         2.2* - The Plan, dated March 12, 1998, attached as an exhibit to the Articles of Merger, filed with the Florida Department of Banking and Finance March 23, 1998.


--------------------------

*Exhibit filed herewith.